EX 10.16.67+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

[*****] SUPPORT LICENSE SUPPLEMENT
1. Parties	Customer Name: Telenav, Inc. Registered Address: 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054 (“Customer”) Customer business contact: [*****] Customer technical contact: [*****]
HERE North America, LLC, 425 W. Randolph Street, Chicago, IL 60606-1530, U.S.A. Attention: Legal Department. Phone: +1-312-894-7000 (“HERE”)
2. HERE Reference	Quote-[*****]
3. Introduction
This Supplement (the “Supplement”) is governed by and incorporates the General Terms and Conditions executed contemporaneously herewith between the parties (collectively herein the “GLA”). In case and to the extent of a conflict between the Supplement and the GLA, this Supplement prevails.

4. Effective Date
5. Term	This Supplement shall continue for [*****] after the Effective Date, unless earlier terminated in the event that Customer fails to cure a breach within [*****]days of written notice thereof.
6. Addition/Replacement
7. Support
Support is provided on an annual basis. Each year of Support shall include:
•    Access to HERE online support portal/ticketing system to create and manage tickets. Up to [*****]hours of technical support each month.
•    HERE will generate and provide up to 4 copies annually of HERE Map Data compiled in [*****] format for internal, non-commercial use. Coverage includes [*****] territories. Any other support or services of any kind not expressly included herein (e.g. above the hourly cap or for production-use compiles) will be quoted and contracted separately. Unused Support services are void.
Technical Support shall be subject to the following restrictions:
•    Excludes weekends and bank holidays.
•    Limited to European Business hours 8:00 AM to 5:00 PM Central European Standard Time).
•    Requests for support to be provided “in-person” must be made at least 4 weeks in advance of the desired date. All travel related expenses for in-person support are not included in the Fees and will be billed to Customer separately.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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EX 10.16.67+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

8. Licensed Materials
The following shall additionally be considered Licensed Materials under the GLA:

•    Any and all HERE Map Data provided by HERE to Customer in connection with the Support.
Any support, documentation or training materials accessed by Customer in connection with the Support as well as (a) all results derived therefrom, (b) all materials or documentation provided to Customer hereunder; and (c) all derivative works of any of the foregoing.
all provided as further described at https://developer.here.com/documentation or in additional documentation that HERE may provide from time to time.

9. Permitted Use Cases, Applications and Restrictions (“Business Purpose”)	Customer may use the Licensed Materials for any internal non-commercial testing, development, evaluation purposes and for drivable demonstrations.
10. Fees.	Customer shall pay HERE a fee of [*****] for the [*****] Support as set forth in section 7. Fees shall be payable as set forth in the Payment section below.
11. Payment
Following the Effective Date, HERE will invoice Customer as follows:
The initial payment of [*****] shall be invoiced 5 business days after HERE certifies, based on its reasonable and objective belief, the completion of the work defined in the separate [*****], which is scheduled for [*****].
Payment of [*****] for the [*****] of support shall be invoiced on the first anniversary of the Effective Date unless the Supplement has been terminated in accordance with an express termination right.
All payments are due [*****] from the invoice date in USD.

[SIGNATURE PAGE FOLLOWS]
Agreed and accepted as of the Effective Date by each Party’s authorized representatives:

Customer
Signature: /s/ Adeel Manzoor
Names: Adeel Manzoor
Titles: CFO
Date: 3/13/2020

HERE
Signature: /s/ Adil Musabji /s/ Simon Anolick
Name: Adil Musabji Simon Anolick
Title: Senior Patent Attorney Director Legal Counsel
Date: March 16, 2020 | 8:24 AM PDT March 16, 2020 | 8:53 AM PDT

* *

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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